EQ ADVISORS TRUST

SUPPLEMENT DATED APRIL 27, 2007 TO THE PROSPECTUS DATED MAY 1, 2006

This Supplement updates certain information contained in the Prospectus dated May 1, 2006 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about (1) a name change to the EQ/TCW Equity Portfolio, and (2) a new investment sub-adviser (“Adviser”) for the EQ/TCW Equity Portfolio.

Information Regarding Name Change to

A Portfolio of the Trust

Effective on or about July 6, 2007, each reference in the Prospectus and Statement of Additional Information to the Current Name of the Portfolio below is replaced with the corresponding New Name as set forth in the table below:

Current Name	New Name
EQ/TCW Equity Portfolio	EQ/T. Rowe Price Growth Stock Portfolio

New Adviser for the Equity Portfolio

Effective as of July 6, 2007, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace TCW Investment Management Company (“TCW”) as an Adviser to the EQ/TCW Equity Portfolio with T. Rowe Price Associates, Inc. (“T. Rowe Price”). As noted above, at that time the name of the Portfolio will also change to EQ/T. Rowe Price Growth Stock Portfolio (the “Growth Stock Portfolio”).

As the Adviser to the Growth Stock Portfolio, it is anticipated that T. Rowe Price will seek to achieve the Portfolio’s investment objective of long-term capital appreciation by investing primarily in the equity securities of large capitalization companies. The Portfolio will normally invest at least 80% of net assets in the common stocks of a diversified group of growth companies. T. Rowe Price mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The principal risks of investing in the Growth Stock Portfolio are listed in the Trust’s Prospectus under the heading “The Principal Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that an Investment Advisory Committee will be responsible for the day-to-day management of the Portfolio. Robert W. Smith, lead Portfolio Manager, has primary responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Smith has been chairman of the Committee since 1997. He joined T. Rowe Price in 1992 and has been managing investments since 1987. P. Robert Bartolo is a lead portfolio manager for the T. Rowe Price Media & Telecommunications Strategy and co-manager of the Media & Telecommunications Fund. Mr. Bartolo is a vice president of T. Rowe Price Group, Inc., and has been managing assets for the firm since 2005. He is also an analyst in the Equity Division, and he serves on the Investment Advisory Committee for the firm’s U.S. Mid-Cap Value and U.S. Small-, Mid- and Large-Cap Growth Strategies. As an Analyst, he follows the telecom services and cable industries. Mr. Bartolo has nine years of investment experience, four of which have been at T. Rowe Price in 2001, analyzing satellite communications companies. Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc.

T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. As of December 31, 2006, T. Rowe Price and its affiliates had approximately $334.7 billion in assets under management.